Legal Matters and Contingencies Disclosure	12 Months Ended
Dec. 31, 2020
Notes
Legal Matters and Contingencies Disclosure

13.Legal Matter

As of December 31, 2020, there is one legal claim against the Company relating to a potential breach of consulting agreement and distribution of funds received from consulting services provided. The Company is being sued for alleged damages. The Company has denied the plaintiff’s allegations. The amount of alleged damages is undetermined at this time.